UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) ofThe Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2019

GSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1332 Londontown Blvd., Sykesville, Maryland	21784
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (410) 970-7800

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Trading Name of each exchange on which registered Symbol(s)
Common Stock, $0.001 Par Value	GVP	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. [ ]

Item 1.01. Entry into Material Definitive Agreements.

Fifth Amendment and Reaffirmation Agreement

On June 28, 2019, GSE Systems, Inc. (“GSE”) and its wholly owned subsidiary GSE Performance Solutions, Inc. (“Performance Solutions” and collectively with GSE, the “Borrower”), GSE True North Consulting, LLC (“True North”), Hyperspring, LLC (“Hyperspring”), Absolute Consulting, Inc. (“Absolute”), and DP Engineering, LLC (“DP Engineering”, and together with True North, Absolute, and Hyperspring, the “Guarantors” and each a “Guarantor”), entered into a Fifth Amendment and Reaffirmation Agreement (the “Fifth Amendment”) with Citizens Bank, National Association (the “Bank”), amending and reaffirming the Borrower’s existing Credit and Security Agreement with the Bank (the “Credit Agreement”). The Fifth Amendment amends certain financial covenants in Sections 7.1 and 7.2 of the Credit Agreement as follows:

•
Section 7.1 of the Credit Agreement is amended to change the Fixed Coverage Ratio (as defined therein) from 1.25 to 1.00 to, initially, 1.15 to 1.00 through the periods ending on September 30, 2019 and then as set forth in Section 7.1.

•
Section 7.2 of the Credit Agreement is amended to set the Leverage Ratio (as defined therein), which would have reduced to 2.50 to 1.00 beginning with the period ended June 30, 2019, at 2.75 to 1.00 through the periods ending on March 31, 2020 and then as set forth in Section 7.2.

Each Borrower and Guarantor also made customary affirmations, ratifications, representations and warranties typical for an amendment and reaffirmation of a financing of this type.

The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fifth Amendment, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

By:

/s/ Daniel Pugh
Daniel Pugh
Secretary, Chief Legal and Risk Officer
July 1, 2019